UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Star Mountain Lower Middle-Market Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.
140 E. 45th Street, 37th Floor
New York, NY 10017
(212) 810-9044

April 30, 2025

Dear Stockholder:

You are cordially invited to participate in the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) to be held virtually on June 13, 2025 at 10:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/

The Notice of the 2025 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect two Class I directors of the Company to serve for a term of three years, or until their successor is duly elected and qualified; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (iii) to transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed Proxy Card and promptly return it via email at investors@starmountaincapital.com or authorize your proxy through the Internet or by telephone as described on the enclosed Proxy Card as soon as possible even if you plan to attend the Annual Meeting.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Brett A. Hickey
Brett A. Hickey
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 13, 2025.

Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024, are available free of charge on the internet at www.StarMountainCapital.com and will be transmitted to stockholders of record as of the close of business on April 18, 2025 on or around April 30, 2025.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying Proxy Card:

•	The date, time, and Internet address of the Annual Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Your Control Number that you need to vote your Proxy Card and/or register to attend the virtual Annual Meeting.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials but would like to request a separate copy of these materials, please contact Austin Ericson, Chief Compliance Officer and Secretary of the Company, at the address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Mr. Ericson if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact the Company at the address and telephone number listed below.

Star Mountain Lower Middle-Market Capital Corp.
140 E. 45th Street, 37th Floor
New York, NY 10017
(212) 810-9044

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.
140 E. 45th Street, 37th Floor
New York, NY 10017
(212) 810-9044

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
June 13, 2025, 10:00 AM, Eastern Time

To the Stockholders of Star Mountain Lower Middle-Market Capital Corp.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company”) will be held virtually on June 13, 2025, at 10:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/

The Annual Meeting will be held for the following purposes:

1. To elect two Class I directors of the Company, who will serve for a term of three years or until their successor is duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3. To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on April 18, 2025.

If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the Proxy Card. Stockholders may also request from us free of charge printed copies of the Proxy Statement and Proxy Card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Thank you for your support of the Company.

By order of the Board of Directors,

/s/ Austin Ericson
Austin Ericson
Chief Compliance Officer and Secretary
New York, New York

April 30, 2025

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD VIA EMAIL AT INVESTORS@STARMOUNTAINCAPITAL.COM OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.
140 E. 45th Street, 37th Floor
New York, NY 10017
(212) 810-9044

PROXY STATEMENT
2025 Annual Meeting of Stockholders
To Be Held on June 13, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Star Mountain Lower Middle-Market Capital Corp. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on June 13, 2025 at 10:00 AM, Eastern Time. Stockholders will be able to register to attend the Annual Meeting virtually at the following website: https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/

Benefits of a Virtual Annual Meeting

The Annual Meeting will be held in a virtual or online meeting format only, via live audio webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended the Annual Meeting in-person and believe that these measures will enhance stockholder access and encourage participation and communication with the Board and management.

Attendance at the Virtual Annual Meeting

In order to attend the Annual Meeting virtually, you must register at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions prior to or during the Annual Meeting, if needed. As part of the registration process, you must enter the Control Number located on your Proxy Card. We encourage all stockholders to vote prior to the Annual Meeting if possible.

On the day of the Annual Meeting, June 13, 2025, stockholders may begin to log in to the virtual Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 AM, Eastern Time.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

Questions at the Annual Meeting

Our Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Stockholders will be able to ask their questions via the online platform.

We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the Annual Meeting, with the exception of any questions that do not comply with the rules of conduct for the Annual Meeting, which will be provided to stockholders that register to attend the Annual Meeting in advance of the Annual Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

We encourage you to vote your shares during or prior to the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying Proxy Card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominees as directors and FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 in accordance with the recommendation of the Board.

If you are a “stockholder of record” (i.e., as of the close of business on April 18, 2025 you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated Proxy Card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting virtually and voting your shares at the Annual Meeting.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two Class I directors of the Company who will serve for a term of three years or until their successor is duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3. To transact such other business as may properly come before the Annual Meeting.

 Record Date

The record date for the Annual Meeting is the close of business on April 18, 2025 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 9,966,476.076 shares of the Company’s common stock issued and outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person (virtually) or represented by proxy, of the holders of at least one-third of the issued and outstanding shares of common stock of the Company and entitled to vote at the Annual Meeting as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting, present in-person (virtually) or represented by proxy, shall have power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the Annual Meeting. Abstentions shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.

Vote Required

Election of Directors. The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast by stockholders present in person (virtually) or represented by proxy at the Annual Meeting, provided a quorum is present. Each stockholder represented at the Annual Meeting shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your Proxy Card, but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 in accordance with the recommendation of the Board.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the presiding officer or the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the presiding officer of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and transmitting this Proxy Statement, the accompanying Notice of 2025 Annual Meeting of Stockholders, and Proxy Card.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited by telephone or facsimile transmission by directors, the director nominees, or executive officers of the Company and/or officers or employees of Star Mountain Fund Management, LLC (the “Advisor”), the Company’s investment advisor, or its affiliates. The Advisor is located at 140 E. 45th Street, 37th Floor, New York, NY 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of the Advisor or its affiliates for such services.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth, as of April 18, 2025, certain beneficial ownership information with respect to our common stock for those persons who beneficially own more than 5 percent of our outstanding common stock, each director and executive officer of the Company, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, 37th Floor, New York, NY 10017.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially (2)		Percentage of Class (3)
Interested Directors
Brett A. Hickey	5,247.409	(4)	* %
Curtis Glovier	—		—%
Independent Directors
David S. Kimmel	—		—%
Jeffrey S. Rogers	—		—%
O. James Sterling	—		—%
Executive Officers
Christopher J. Gimbert	—		—%
Austin Ericson	—		—%
All executive officers and directors as a group (seven persons)	5,247.409		* %
5% Holders
Sunstone Fixed Income Fund II, LLC	862,373.595		8.65%
*          Represents less than 1%.

(1)	The address for each of the Beneficial Owners is c/o Star Mountain Lower Middle-Market Capital Corp., 140 E. 45th Street, 37th Floor, New York, NY 10017.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	Based on a total of 9,966,476.076 shares issued and outstanding on April 18, 2025.

(4)	Mr. Hickey’s ownership of the Company’s shares is on an indirect basis.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 18, 2025. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
Brett A. Hickey	Over $100,000
Curtis Glovier	None
Independent Directors
David S. Kimmel	None
Jeffrey S. Rogers	None
O. James Sterling	None
(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors (“Board”). Pursuant to our Certificate of Incorporation, the Board is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified. At the Annual Meeting, two Class I directors shall be elected, each to serve a three-year term.

Each of Brett A. Hickey and Jeffrey S. Rogers has been nominated by the Board for election for a three-year term expiring in 2028. If elected, Messrs. Hickey and Rogers will continue to serve on the Company’s Board. Messrs. Hickey and Rogers are not being nominated for election pursuant to any agreement or understanding between them and the Company or any other person or entity.

Messrs. Hickey and Rogers have consented to being named in this Proxy Statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the Board has no reason to believe that Messrs. Hickey and Rogers will be unable or unwilling to serve.

If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.

Information About the Director Nominees and Current Directors

As described below under “Committees of the Board of Directors-Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in their field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class I Director—Term Expiring 2028

Class I Directors—Terms Expiring 2025

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Brett A. Hickey, 46	Director, Chairman of the Board, Chief Executive Officer and President	Class I Director since 2021; Term expires 2025.	Chief Executive Officer of Star Mountain Fund Management, LLC (2010-present).	Member of the Boards of Directors of Greenwich YMCA (March 2021-present) and Star Mountain Fund Management (since 2010).
Independent Director
Jeffrey S. Rogers, 56	Director	Class I Director since 2021; Term expires 2025.	President and Chief Executive Officer of LiftForward, Inc.	Member of the Boards of Directors of Strategic Realty Trust, Inc. (since 2014), Sol-REIT (February 2022-present), and US Strategic Metals (January 2023-present).

Interested Director

Brett A. Hickey is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of Star Mountain Fund Management, LLC, and has served as a director of the Company since May 2021. Mr. Hickey has over 20 years of private investing and investment banking experience with over 15 years spent directly in the U.S. lower middle-market. Previously, Mr. Hickey worked as an Investment Banker at Citigroup Global Markets in New York City (formerly known as Salomon Smith Barney) where he worked with global investment managers and financial institutions, helping them evaluate strategic and portfolio investments. In that role he worked on over $24 billion in completed debt and equity transactions as well as mergers and acquisitions. He graduated with Distinction from McGill University in Montreal, Canada with a Bachelor of Commerce degree majoring in Finance and also completing a concentration in Accounting. He is an alumnus of Harvard Business School’s Owner, President / Manager executive training and management program. Mr. Hickey is a former Canadian national gold medalist and North American medalist in speed skating. He previously served on the Board of Governors of the Small Business Investor Alliance (SBIA) and Young Presidents’ Organization (YPO) NYC Chapter, the Board of Directors for Help for Children, and is currently on the Boards of Directors of the Harvard Alumni Entrepreneurs, Quebec City Conference, Star Mountain Charitable Foundation, LLC, and the YMCA of Greenwich. He is also the Founder & Chairman of the Star Mountain Charitable Foundation, a 501(c)(3) focused on economic development, health & wellness and job creation in America. He has completed numerous other business programs including Building Your Business Through Transformational Leadership & Innovation at the Innovatrium on the University of Michigan’s campus in Ann Arbor, Michigan and is a frequent guest lecturer on industry panels and at academic institutions.

We believe that Mr. Hickey’s substantial experience in the investment industry, including his work with various investment strategies, supports his nomination for re-election to the Board.

Independent Director

Jeffrey S. Rogers is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Rogers is the President and Chief Executive Officer of LiftForward, Inc., which provides organizations with payment solutions that power subscription services, membership programs and Hardware as a Service such as the Microsoft Surface Membership. Prior to joining LiftForward, Mr. Rogers was the President and Chief Operating Officer of Integra Realty Resources, Inc., which is the largest commercial real estate valuation firm in the United States. Integra’s customers include the United States’ largest REITs, pension funds, and financial institutions. Additionally, Mr. Rogers held other operating positions and worked on Wall Street as an investment banker. Mr. Rogers previously served on the Board of Directors of Presidential Realty Corp., a public REIT and also previously served as Audit Committee Chairman of the Young Presidents’ Organization. Currently, Mr. Rogers serves on the Boards of Directors of Strategic Realty Trust, Inc. and Sol-REIT.

We believe that Mr. Roger’s substantial experience in the investment industry, including his work with various investment strategies, supports nomination for re-election to the Board.

Current Directors—Not up for Election at the Annual Meeting

Class II Directors—Terms Expiring 2026

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Curtis Glovier, 61	Director	Class II Director since March 2025; Term expires 2026.
Strategic Investment and Portfolio Officer, Star Mountain Capital, LLC (since July 2024); Senior Investment Advisor, Grafine Partners (since 2021); Board Advisor, Cornerstone Advisors (since 2020); Sole Member and Chief Executive Officer of Dunedain LLC (since 2020); Managing Director of The Courtney Group (2020-June 2024); and Senior Advisor, Star Mountain Capital, LLC (February 2020-June 2024)
Member of Board of Governors of International Tennis Hall of Fame (since 2022), and Managing Director of The Courtney Group (2021 to June 2024)
Independent Director
O. James Sterling, 54	Director	Class II Director since May 2021; Term expires 2026.	Chief Financial Officer of Renalytix plc and Partner of Renwick Capital, LLC	None

Interested Director

Curtis Glovier is an “interested person” of the Company as defined in the 1940 Act and has served as a director since March 2025. Mr. Glovier’s leadership experience includes being a former Department Head and Investment Committee Member within the Credit Business of Fortress Investment Group ($48 billion in AUM as of 12/31/23), serving as Chairman of the Board of three companies and as a board member for numerous financial services, industrial, business services, communications, and technology companies.  Mr. Glovier previously served as Chairman, CEO and President of PENSCO Trust Company, a specialty custodian of alternative investments for retirement accounts with over $16 billion in assets under custody, owned by publicly-traded Opus Bank, later acquired by Pacific Premier Bancorp (NASDAQ: PPBI). He also served as Opus Bank’s Senior Executive Vice President where he headed wealth services and served as Managing Partner & lead Investment Committee Member of Opus Equity Partners, an SBIC lower middle-market private investment fund. Previously, Mr. Glovier had a nearly 10-year career as a Managing Director & Investment Committee member at Fortress Investment Group where he led private equity and debt investments in several industries with a focus on financial services.

Mr. Glovier started his career as a consultant at The Boston Consulting Group and then worked in the investment banking leveraged finance and M&A departments at Goldman Sachs. He then transitioned into alternative investments upon joining Nassau Capital, a private investment firm that managed over $2 billion of alternatives for its sole client, the Princeton University Investment Company. At Nassau, he focused on direct investments in companies across a variety of industries and stages ranging from venture capital to private equity.  Mr. Glovier next moved to Perseus, a nearly $2 billion AUM diversified lower middle-market private equity firm headquartered in Washington, DC, where he rose to co-lead the buyout group in the New York City office.

Mr. Glovier serves on the Board of Governors of the International Tennis Hall of Fame, is a Board Advisor to Cornerstone Advisors and is a Senior Investment Advisor at Grafine Partners. Prior boards include the Retirement Industry Trust Association, comprised of the largest independent custodians in the U.S.  Mr. Glovier received a BA in Economics, cum laude, from Princeton University, as well as a Masters of Economic Studies from James Cook University as a Rotary International Scholar, and an MBA, as a Palmer Scholar, from the Wharton School of The University of Pennsylvania. Mr. Glovier is FINRA Series 24, 79, 63 and 7 licensed.

We believe that Mr. Glovier’s broad and extensive experience supports his membership on our Board.

Independent Director

O. James Sterling is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Sterling is the Chief Financial Officer of Renalytix plc (NASDAQ: RNLX), a public biotechnology company which develops artificial intelligence-enabled solutions for kidney disease. Since May 2015, he has also served as a Managing Partner of Renwick Capital, LLC, an investment banking advisory firm which works closely with management and company owners to build value prior to a transaction. Prior to Renalytix plc, Mr. Sterling served as Managing Director in three investment banking firms, San Francisco Sentry Securities, Brock Capital Group, LLC, and Aleutian Capital Group, where he worked on successful capital markets transactions for companies in healthcare, aviation & aerospace, technology, manufacturing, and technology. Before working in investment banking, Mr. Sterling was a Management Consultant at Booz & Co. (formerly Booz Allen Hamilton), where he managed projects in business strategy and operations improvement for Fortune 500 clients across a range of service and manufacturing industries including aviation and aerospace, automotive manufacturing, and government services.

We believe that Mr. Sterling’s broad and extensive experience supports his membership on our Board.

Class III Director—Term Expiring 2027

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
David S. Kimmel, 62	Director	Class III Director since May 2021; Term expires 2027.
Partner and Founder, Insurance Advisory Partners (July 2021-present); Member of the Board of Directors, Kansas City Life (since 2013); Member of the Advisory Board, CyberCube Analytics (September 2018-September 2022) and Hudson Structured Capital Management (September 2019-July 2021); and Managing Partner and Founder of Summit Capital (2007-2021).
Director, Kansas City Life (since 2013).

Independent Director

David S. Kimmel is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since May 2021. Mr. Kimmel is a Managing Partner and Founder of Summit Capital, a merchant banking boutique, where he advises and invests in a range of financial services and technology clients. He was previously CEO of CyberRiskPartners, a cyber risk analytics and solutions company, and was a frequent speaker on cyber risk at national industry conferences and senior executive off-sites. Mr. Kimmel has been named to public and private company boards in a variety of sectors, including reinsurance, life insurance and annuities, cyber risk, fintech, and insurtech. Previously, Mr. Kimmel was an investment banker for more than two decades in the US and UK. He primarily advised insurance and other financial services clients regarding mergers and acquisitions as well as public and private capital raising while working at JPMorgan, Deutsche Bank, and Kidder, Peabody. Mr. Kimmel led the industry practices at JPMorgan and Deutsche Bank and served on the Investment Banking Management Committees at both firms and on JPMorgan’s Fairness Opinion Committee. Over the course of his career, he has advised on billions in M&A transactions and financings for industry leaders in insurance.

We believe that Mr. Kimmel’s broad and extensive experience supports his membership on our Board.

(1)	The business address of the director nominees and other directors is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Christopher J. Gimbert, 47	Chief Financial Officer	Chief Financial Officer, Star Mountain Fund Management, LLC

Austin Ericson, 32	Chief Compliance Officer and Secretary	Legal Counsel and Chief Compliance Officer, Star Mountain Fund Management, LLC; Assistant General Counsel, H.I.G. Capital, LLC; Associate Attorney, McDermott Will & Emery LLP
(1)	The business address of the executive officers is c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017.

Christopher Gimbert has over 20 years of private equity/credit investment and operating experience. Mr. Gimbert has served as the CFO of the Company since inception. Prior to helping launch Star Mountain, Mr. Gimbert was the Founder & CEO of an interim CFO advisory business serving small businesses. Previous roles also included: (i) Merrill Lynch Alternative Investments, analyzing alternative investment asset managers and (ii) M&A operating and integration experience from KPMG M&A Advisory, including private equity acquisition integration of companies. Mr. Gimbert holds an MBA from the NYU Stern School of Business, where he was an InSITE Fellow (Entrepreneur / Venture Fellowship advising small businesses) and Founder of the NYU Venture Community. He also holds a BSBA in Business Administration from Washington University in St. Louis, where he won the annual business plan competition for a business he co-founded as a student.

Mr. Ericson currently serves as the Legal Counsel and Chief Compliance Officer of Star Mountain Fund Management, LLC, the Company’s Advisor. Prior to joining the Company in November 2022, Mr. Ericson served as Assistant General Counsel at H.I.G. Capital, LLC (“H.I.G.”) a $50+ billion AUM global alternative investment firm. Products he helped structure and administer included private credit funds, private equity funds, rated note investment structures for insurance companies, separate managed accounts, a publicly traded business development company and both static and active collateralized loan obligation vehicles (CLOs). His responsibilities included implementing, creating and monitoring compliance processes throughout all functions of the firm including fundraising, general corporate matters, marketing review, regulatory filings, and administering H.I.G.’s compliance program. His legal and compliance responsibilities also included negotiating investor side letters and reviewing all marketing materials.

Prior to H.I.G., Mr. Ericson was an Associate Attorney in the Corporate and Transactional Department of McDermott Will & Emery LLP, a 1,400+ lawyer global corporate law firm working with leading alternative investment and corporate clients, including H.I.G. where he would later join. He drafted and negotiated all ancillary merger & acquisition documents including employment agreements, seller notes, stock option plans, escrow agreements, restricted activities agreements, and reviewed and revised all core transaction documentation, working with specialists, attorneys, and paralegals. Mr. Ericson led legal diligence processes on over 25 closed mergers and acquisitions (including new platform investments, tuck-ins and add-ons).

Mr. Ericson is a graduate of the University of South Florida with a Bachelor of Arts in Political Science. He received his Juris Doctor degree from the University of Florida Levin College of Law where he graduated Cum Laude and in the top 5% of his graduating class. At the University of Florida Levin College of Law, Mr. Ericson served as Managing Editor of the Florida Law Review and the Chief of Communications for the Association of Law and Business. He was also elected to the Order of the Coif, an honorary scholastic society encouraging excellence in legal education recognizing law students who attained a high grade of scholarship.

Mr. Ericson is also an Adjunct Professor at University of Miami School of Law where he teaches a course on Drafting and Negotiating Private Equity Related Agreements.

Director Independence

Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause their status as an Independent Director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and Independent Directors Committee to Independent Directors.

The Board has determined that each of the directors, with the exception of Messrs. Hickey and Glovier, is independent and has no material relationship with the Company, except as a director. Messrs. Hickey and Glovier are interested persons of the Company due to their positions as members of management of the Advisor.

Board Leadership Structure

The business and affairs of the Company are managed under the direction and oversight of the Board. The Board consists of five members, three of whom are Independent Directors. The Board appoints the officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements, investment activities, and service providers, including the Advisor.

The Board is responsible for the oversight of the Company’s investment, operational and risk management activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisor as necessary and periodically requesting the production of risk management reports or presentations.

The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Presently, Brett A. Hickey serves as the Chairman of our Board. Mr. Hickey is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as a member of management of the Advisor. We believe that Mr. Hickey’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Hickey’s relationship with the Advisor provides certain synergies between the Company and the Advisor.

Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee, each comprised solely of Independent Directors, and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once per year without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.

Board of Directors Role in Risk Oversight

The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. While providing oversight, our Board and its committees receive reports on the Company’s and the Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, and the Independent Directors Committee assist the Board in fulfilling its risk oversight responsibilities.

The Company’s Chief Compliance Officer assists the Board with its risk oversight functions by providing the Board with a quarterly report on our compliance with the federal securities laws and our internal compliance policies and procedures. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers.

The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Advisor to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Directors are encouraged to communicate directly with senior members of our management.

Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are subject to as a business development company. For example, as a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Advisor and our other service providers.

We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and an Independent Directors Committee. The Board does not have a standing compensation committee because none of the Company’s executive officers receive any direct compensation from us. During the fiscal year ended 2024, our Board held four meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held two meetings, and the Independent Directors Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.  Four directors attended the Company’s 2024 Annual Meeting of the Stockholders and at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended 2024.

Audit Committee. The Audit Committee is currently composed of all Independent Directors. O. James Sterling serves as Chairman of the Audit Committee. The Board has determined that O. James Sterling is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. David Kimmel, and Jeffrey S. Rogers meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee, a copy of which is attached to this Proxy Statement as Annex A. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s loans and investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements; overseeing internal audit staff, if any, and periodic filings; and receiving the Company’s audit reports and financial statements.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate governance committee are the Independent Directors. David Kimmel serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Company’s stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, including any director candidates recommended by stockholders of the Company, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the Company’s affairs;

•	are able to work with the other members of the Board and contribute to the Company’s success;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board of directors that best serves the Company’s needs and the interests of its stockholders.

Independent Directors Committee. The Independent Directors Committee consists of all of the Independent Directors. Jeffrey S. Rogers currently serves as Chairman of the Independent Directors Committee and as the Lead Independent Director of the Board. The Independent Directors Committee assists the Board by acting as a liaison between the Board and the Company’s principal service providers, including without limitation, the Advisor. The Independent Directors Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Independent Directors Committee. The Independent Directors Committee is responsible for assessing the flow of information between management and the Board and overseeing the annual approval process of the Advisory Agreement and the Administration Agreement (each as defined herein). The Independent Directors Committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the Board may deem necessary or appropriate. Time is allotted at each quarterly meeting of the Board for the Independent Directors to meet and discuss any issues that they deem necessary or appropriate. The Independent Directors may also choose to meet in executive session outside the presence of the Interested Directors during the course of other meetings of the Board or at other times as they deem necessary or appropriate.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Board by sending their communications to the Chairman of the Board of Directors, c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017. All stockholder communications received in this manner will be delivered to one or more members of the Board, as appropriate.

Code of Ethics

The Company and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the respective code’s requirements. The Company’s code of ethics does not expressly prohibit directors, executive officers or employees of the Company and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities.

Insider Trading Policy

The Company has adopted an Insider Trading Policy applicable to any director, manager, officer or employee of the Company, the Investment Adviser, or the Administrator, or of any of their affiliates or subsidiaries, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of the Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation of Executive Officers

None of the Company’s officers receives direct compensation from the Company. The Company has agreed to reimburse the Administrator for its allocable portion of the compensation paid to or compensatory distributions received by the Company’s Chief Compliance Officer and Chief Financial Officer, and any of their respective staff who provide services to the Company, operations staff who provide services to the Company, and internal audit staff, if any, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley internal control assessment. In addition, to the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions at cost. The Company will agree to reimburse the Administrator for its allocable portion of the compensation of any personnel that it provides for use by the Company.

Compensation of Independent Directors

The Company’s Independent Directors’ annual fee was set to 45,000 per year together with reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting. Additionally, the Chairperson of the Audit Committee will receive an additional $5,000 per year from the Company as compensation for his services. No compensation is expected to be paid to directors who are “interested persons” with respect to us, as such term is defined in Section 2(a)(19) of the 1940 Act.

The following table sets forth compensation of the Company’s Independent Directors for the fiscal year ended December 31, 2024.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
David S. Kimmel	$46,250	—	—	$46,250
Jeffrey S. Rogers	$46,250	—	—	$46,250
O. James Sterling	$40,000	—	—	$40,000

(1)	No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Timing of Grants of Options

The Company did not grant awards of stock options, stock appreciation rights or similar option-like instruments during fiscal year 2024. Accordingly, we have nothing to report under Item 402(x) of Regulation S-K.

Certain Relationships and Related Party Transactions

Advisory Agreement

The Company entered into an investment advisory agreement dated September 1, 2019 with the Advisor (the “Original Advisory Agreement”). On June 14, 2023 (the “Effective Date”), the Company entered into an amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) replacing the Original Advisory Agreement. As of the Effective Date, the Base Management Fee was reduced from 1.75% to 1.25%, the Income Incentive Fee was reduced from 20.0% to 17.5%, and the Capital Gains Incentive Fee was reduced from 20.0% to 17.5% (each as defined below). Pursuant to the Amended and Restated Advisory Agreement, the Advisor manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Advisor (i) originates prospective investments; (ii) conducts research and due diligence investigations on potential investments; (iii) analyzes investment opportunities; (iv) negotiates and structures investments; and (v) monitors the Company’s investments and portfolio companies on an ongoing basis.

Under the Amended and Restated Advisory Agreement, the Company pays the Advisor (i) a Base Management Fee and (ii) an Incentive Fee as compensation for the investment advisory and management services it provides the Company thereunder.

Base Management Fee

Pursuant to the Amended and Restated Advisory Agreement, the Company pays to the Advisor a management fee (the “Base Management Fee”), payable quarterly in arrears at an annual rate of 1.25% per annum of the average of the Company’s total gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) as of the end of each of the two most recently completed calendar quarters. The Base Management Fee will be appropriately prorated for any partial quarter.

For the fiscal year ended December 31, 2024, Base Management Fees paid to the Advisor were $4,464,449.

Incentive Fee

“Incentive Compensation” is payable by the Company to the Advisor and consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income (an “Income Incentive Fee”) and a portion is based on a percentage of the Company’s capital gains (the “Capital Gains Incentive Fee”), each as described below. Because of the structure of the Incentive Compensation, it is possible that the Company may pay an Income Incentive Fee in a quarter where it incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable Income Incentive Fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.

Incentive Fee on Pre-Incentive Fee Net Investment Income

The first component of the Incentive Compensation, the Income Incentive Fee, is payable quarterly in arrears. The Income Incentive Fee will be determined by comparing the Company’s Pre-Incentive Fee Net Investment Income (as defined herein) to a “Hurdle Amount.” The Hurdle Amount is equal to the product of (i) the hurdle rate of 1.75% per quarter (7.00% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter.

The Company will pay the Advisor an Income Incentive Fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(1)	no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;

(2)
100% of that portion of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to a “Catch-up Amount.” The Catch-up Amount is equal to the product of (i) 2.12% per quarter (8.48% annualized) and (ii) the Company’s net assets at the end of the immediately preceding quarter. The Catch-up Amount is meant to provide the Advisor with approximately 17.5% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply; and

(3)
17.5% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Catch-up Amount. This reflects that once the Hurdle Amount and the Catch-up Amount are achieved, 17.5% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor.

Pre-Incentive Fee Net Investment Income shall mean interest income, dividend income and any other income accrued or earned by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, administrative expenses payable under the Administration Agreement or any Sub-Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding Incentive Compensation). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses and unrealized capital appreciation or depreciation.

Capital Gains Incentive Fee

The second component of the Incentive Compensation, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals: 17.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

For the fiscal year ended December 31, 2024, $2,813,724 (net of waivers) of Incentive Fees were accrued and are payable to the Advisor.

The Administrator

The Company entered into an administration agreement dated February 24, 2021 with Star Mountain Fund Management LLC (in its capacity as “Administrator” to the Company, the “Administration Agreement”), pursuant to which the Administrator furnishes the Company with administrative services necessary to conduct its day-to-day operations. Most recently, continuance of the Administration Agreement for a one-year term expiring February 24, 2026 was approved by the Board at its meeting held on November 13, 2024. The Administrator is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations. Such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse the Administrator for any services for which it receives a separate fee. The Administrator may retain a sub-administrator to perform any or all of its obligations under the Administration Agreement.

For the fiscal year ended December 31, 2024, the Company incurred $743,140 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2024.

Required Vote

The election of directors requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present in-person (virtually) or represented by proxy at the Annual Meeting. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a Proxy Card but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the election of each of the nominees as directors in accordance with the recommendation of the Board.

PROPOSAL II: RATIFICATION OF APPOINTMENT
OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025

The Audit Committee and the Independent Directors of the Board have nominated Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2025. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Ernst  & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Ernst & Young LLP will join the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table displays fees for professional services by Ernst & Young LLP for the year ending December 31, 2024 and for the year ending December 31, 2023:

Service	January 1, 2023 through December 31, 2023	January 1, 2024 through December 31, 2024
Audit Fees	$419,375	$451,300
Audit Related Fees	0	0
Tax Fees	$34,500	$44,000
All Other Fees	0	0
Total	$453,875	$495,300

Audit Fees: Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Audit Committee Report1

The following is the report of the Audit Committee with respect to Star Mountain Lower Middle-Market Capital Corp.’s (the “Company”) audited financial statements as of and for the fiscal year ended December 31, 2024.

The Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management (“Management”) and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without Management present. The Audit Committee discussed the results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (“SEC”). The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from Management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to Management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year ended December 31, 2024. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Respectfully Submitted,
The Audit Committee
O. James Sterling (Chair)
David S. Kimmel
Jeffrey S. Rogers

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date virtually present or represented by proxy at the Annual Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act, as amended, or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

If you validly sign and return but give no instructions on the Proxy Card, the shares covered by the Proxy Card will be voted FOR the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 in accordance with the recommendation of our Board.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities laws requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at c/o Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017, or by telephone at (212) 810-9044.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the Board, (b) pursuant to the notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) by or at the direction of the Board, (b) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

The Company currently expects that the 2026 Annual Meeting of Stockholders will be held in June 2026. We will consider for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, between December 31, 2025, and 5:00 p.m. (Eastern Time) on January 30, 2026, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Austin Ericson, Chief Compliance Officer and Secretary, Star Mountain Lower Middle-Market Capital Corp., 140 East 45th Street, 37th Floor New York, NY 10017, and the proposal should be received by the Company no later than January 30, 2026 and no earlier than December 31, 2025. In the event that the date of the transmission of the notice of the 2026 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the transmission of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of transmission for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of such Annual Meeting or (ii) the seventh day following the day on which public announcement of the date of transmission of the notice for the 2026 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder’s notice.

You are kindly requested to complete, date, sign and promptly return the accompanying Proxy Card via email at investors@starmountaincapital.com, or to vote by telephone or through the Internet.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate Proxy Cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Secretary of the Company, Austin Ericson, at our principal executive offices located at 140 East 45th Street, 37th Floor New York, NY 10017 or by phone at (212) 810-9044.

By Order of the Board of Directors
/s/ Brett A. Hickey
Brett A. Hickey
Chairman of the Board of Directors
New York, New York

April 30, 2025

Annex A

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

AUDIT COMMITTEE CHARTER

I.	Purpose

The audit committee (the “Audit Committee”) of Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the “independent accountants”), (iii) the performance of the Company’s internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II.	Committee Membership

The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors.  For purposes of this Audit Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years.  The Board of Directors shall designate the members of the Audit Committee.  The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors.  The members of the Audit Committee shall select its chairman.

For so long as the Company’s common stock is listed on a securities exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”).  To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter.  If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter.  The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

III.	Authority

The function of the Audit Committee is oversight.  Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.  The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards.  The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders.  The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

Members of the Audit Committee are not full-time employees of the Company or management.  Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.  Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.  In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties.  The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

[1]
For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).  Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer.  The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members.   The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

IV.	Responsibilities

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance.  The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.  The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1.
to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

2.
to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law;[2]

Oversight of the Company’s Relationship with the Independent Accountants

3.	to obtain and review a report from the independent accountants, at least annually, regarding:

(a)	the independent accountants’ internal quality-control procedures;

[2]
In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

(c)	any steps taken to deal with any of the issues described in clause (b) above; and

(d)	all relationships between the independent accountants and the Company;

4.	to evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)	evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)	considering whether the independent accountant’s quality controls are adequate;

(c)	considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence; and

(d)	taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);

5.
to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

6.
to recommend to the Board of Directors, as necessary, policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

7.	to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

8.	to consider the effect on the Company of:

(a)	any changes in accounting principles or practices proposed by management or the independent accountants;

(b)	any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;

(c)	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

(d)
regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;

9.
to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

10.
to interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

Financial Statements and Disclosure Matters

11.
to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

12.
to review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements;

13.	to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)	to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)
to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)
to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)	to review with the independent accountants their opinions as to the fairness of the Company’s financial statements;

(e)	to review any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise);

(f)	to review any communications between the audit team and the independent accountants’ national office respecting auditing or accounting issues presented by the engagement;

(g)	to review any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

(h)	to review and discuss quarterly reports from the independent accountants relating to:

(1)	all critical accounting policies and practices to be used;

(2)
all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

(i)	to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.	to prepare the report required by the SEC to be included in the Company’s annual proxy statement;

15.
to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight

16.	to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

17.	to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

18.	to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

19.
to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

20.	to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies;

21.	to review, to the extent required by applicable law, with both management and the independent accountants related-party transactions or dealings with parties related to the Company;

22.	to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

Oversight of the Company’s Internal Audit Function

23.
to establish and annually review the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

24.	to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

25.	to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

26.
to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

27.
to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

28.
to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

Other

29.	to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

30.	to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

31.
to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

32.
with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

V.	Meetings

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require.  The chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide.  Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time.  Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting.  Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing.  The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book.  The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

VI.	Miscellaneous

The Audit Committee may diverge from the specific activities outlined throughout this Audit Committee Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.

This Audit Committee Charter is in all respects subject and subordinate to the Company’s bylaws or other organizational documents

Last Approved: May 9, 2024

Annex B

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.	Purpose

The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) of Star Mountain Lower Middle-Market Capital Corp., a Delaware corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) pursuant to authority delegated to it by the Board of Directors to (i) select, research and nominate qualified nominees to be elected to the Board of Directors by the Company’s stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee of the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

II.	Committee Membership

The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors.  For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange listing rules (the “Listing Rules”), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors.  The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee.  The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors.  The members of the Nominating and Corporate Governance Committee shall select its chairman.

III.	Authority

In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion.  The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.  The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

IV.	Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance.  The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.  Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are as follows:

1.
The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise.  In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure.

2.
The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

(a)
to the extent required, compliance with the independence and other applicable requirements of the Listing Rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Nominating and Corporate Governance Committee Charter; and

(b)
the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board of Directors, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.

3.
The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the stockholders of the Company.

4.	The Nominating and Corporate Governance Committee shall consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

5.
The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director’s anticipated needs.

6.
The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.

7.
The Nominating and Corporate Governance Committee shall report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

8.
The Nominating and Corporate Governance Committee may from time to time, in its discretion, review the size and composition of the Board of Directors as a whole and the size and composition of the Board of Directors’ committees and review and recommend any changes to the Board of Directors for its approval.

9.	The Nominating and Corporate Governance Committee shall establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.

10.
The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.

11.
The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure.  If the Chairman of the Board of Directors is an “interested person” of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.

12.
The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board of Directors and executive officers of the Company.  In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board of Directors and report annually to the Board of Directors on the results of such evaluation.

13.
The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for approval.

14.
The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board or Directors at the end of such evaluation.  The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.

15.
The Nominating and Corporate Governance Committee shall monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, and the Listing Rules, as applicable, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company’s procedures to ensure proper compliance.  The Nominating and Corporate Governance Committee shall also recommend amendments to the Company’s Code of Conduct to the Board of Directors as the Nominating and Corporate Governance Committee may deem appropriate.

V.	Meetings

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require.  The chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board of Directors shall otherwise provide.  Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time.  Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting.  Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing.  The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book.  The Nominating and Corporate Governance Committee may invite any member of the Board of Directors who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

At least two of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee.  In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

Last Approved: May 9, 2024

Proxy Card

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. (the “Company”)	For All	Withhold	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR all of the
following nominees:	☐	☐	☐

1. To elect two Class I directors of the Company, who will serve for a term of three years or until their successor is duly elected and qualified.

Nominees

01) Brett A. Hickey
02) Jeffrey S. Rogers
The Board of Directors recommends you vote FOR proposal 2.					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at:

https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/

STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP.

Annual Meeting of Shareholders

June 13, 2025 10:00 AM, EDT

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Austin Ericson and Christopher J. Gimbert, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of STAR MOUNTAIN LOWER MIDDLE-MARKET CAPITAL CORP. that the shareholder(s) is/are entitled to vote at the 2025 Annual Meeting of Shareholders to be held at 10:00 AM, EDT on June 13, 2025, virtually at https://starmountaincapital.com/star-mountain-lower-middle-market-capital-corp-annual-shareholder-meeting-2025/ and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side